SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 7, 2010

AARON’S, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	1-13941	58-0687630

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

309 E. Paces Ferry Road, N.E.
Atlanta, Georgia	30305-2377

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (404) 231-0011
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     On December 7, 2010, at a special meeting of shareholders of Aaron’s, Inc. (the “Company”), the shareholders of the Company approved, among other things, a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation to (a) effect a reclassification of each outstanding share of Common Stock, par value $0.50 per share (the “Nonvoting Common Stock”) into one share of Class A Common Stock (the “Class A Common Stock”) and to rename the Class A Common Stock as Common Stock (the “Common Stock”), (b) to eliminate certain obsolete provisions relating to the Company’s prior dual-class common stock structure, and (c) to amend the number of authorized shares to be 225,000,000 total shares of Common Stock (the aggregate of the number of authorized shares of Nonvoting Common Stock and Class A Common Stock prior to the approval of the Amended and Restated Articles of Incorporation). Following receipt of shareholder approval at the special meeting, the Amended and Restated Articles of Incorporation were filed with the Secretary of State of the State of Georgia and are now effective.
     As a result of the reclassification of shares of Nonvoting Common Stock into shares of Class A Common Stock and the other changes described above and effected by the Amended and Restated Articles of Incorporation, shares of the combined class now titled Common Stock have one vote per share on all matters submitted to the Company’s shareholders, including the election of directors. The former Nonvoting Common Stock did not entitle the holders thereof to any vote except as otherwise provided in the Company’s Articles of Incorporation or required by law. In addition, holders of the new Common Stock will all vote as a single class of stock on any matters subject to a shareholder vote. Holders of the former Class A Common Stock and the Nonvoting Common Stock were previously entitled to separate class voting rights in certain circumstances as required by law, and those class voting rights were eliminated with the share reclassification.
     The holders of Common Stock are entitled to receive dividends and other distributions in cash, stock or property of the Company as and when declared by the Board of Directors of the Company out of legally available funds. Prior to the reclassification, the Company’s Articles of Incorporation permitted the payment of a cash dividend on the Nonvoting Common Stock without paying any dividend on the Class A Common Stock or the payment of a cash dividend on the Nonvoting Common Stock that was up to 50% higher than any dividend paid on the Class A Common Stock. Cash dividends could not be paid on the Class A Common Stock unless equal or higher dividends were paid on the Nonvoting Common Stock.
     The conversion had no other impact on the economic equity interests of holders of Common Stock, including with regards to liquidation rights or redemption, regardless of whether holders previously held shares of Nonvoting Common Stock or Class A Common Stock.
     Effective December 13, 2010, all shares of the Common Stock will begin trading as a single class on the New York Stock Exchange under the ticker symbol “AAN.” As a result of the conversion, trading of the Nonvoting Common Stock under the ticker symbol “AAN” was suspended following the close of the New York Stock Exchange on December 10, 2010. The CUSIP number of the Common Stock is the same as the prior Class A Common Stock, 002535300.

Item 5.07 Results of Shareholder Vote.
     On Tuesday, December 7, 2010, the Company held a special meeting of shareholders in Atlanta, Georgia. As of the record date, October 28, 2010, there were 11,635,056 shares of Class A Common Stock and 69,427,694 shares of Nonvoting Common Stock outstanding and entitled to vote at the special meeting. Represented at the meeting in person or by proxy were 11,526,245 shares representing 99.06% of the total shares of Class A Common Stock and 63,425,969.637 shares representing 91.36% of the total shares of Nonvoting Common Stock entitled to vote at the meeting.
     The purpose of the meeting was to vote on the following matters:
     (1) the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation to convert all shares of Nonvoting Common Stock into Class A Common Stock, remove the current class of Nonvoting Common Stock, rename the current class of Class A Common Stock as Common Stock, eliminate certain obsolete provisions of the Company’s existing Amended and Restated Articles of Incorporation relating to the Company’s dual-class common stock structure and amend the number of authorized shares to be 225,000,000 total shares;
     (2) the amendment of the Company’s bylaws to establish a classified Board of Directors with three classes of directors each to serve a three-year term;
     (3) the amendment of the Company’s bylaws to provide that vacancies on the Company’s Board of Directors shall only be filled by the Company’s Board of Directors;
     (4) the amendment of the Company’s bylaws tor educe the default approval threshold required for matters submitted to shareholders for a vote; and
     (5) the transaction of such other business as may lawfully come before the meeting, hereby revoking any proxies as to said shares theretofore given by the shareholders and ratifying and confirm all that said attorneys and proxies may lawfully do by virtue thereof.

     The following table sets forth the results of the vote on the matters:

	Number of Votes
	Class A Common Stock				Nonvoting Common Stock
				Non				Non
	For	Against	Abstain	Votes	For	Against	Abstain	Votes
Approval of an amendment to the Company’s Articles of Incorporation to convert all shares of Common Stock into Class A Common Stock, remove the current class of Common Stock, rename the current class of Class A Common Stock as Common Stock, eliminate certain obsolete provisions of the existing Articles of Incorporation relating to the dual-class common stock structure and amend the number of authorized shares to be 225,000,000 total shares	11,105,424	18	1,687	419,116	63,271,258.691	30,484.946	124,226	0
Approval of an amendment to the Company’s bylaws to establish a classified Board of Directors with three classes of directors each to serve a three-year term	9,129,691	2,389,435	7,119	0	N/A	N/A	N/A	N/A
Approval of an amendment to the Company’s bylaws to provide that vacancies on our Board of Directors shall only be filled by our Board of Directors	9,067,133	2,451,993	7,119	0	N/A	N/A	N/A	N/A
Approval of an amendment to the Company’s bylaws to reduce the default approval threshold required for matters submitted to shareholders for a vote	11,426,917	92,209	7,119	0	N/A	N/A	N/A	N/A
Approval of the transaction of such other business as may lawfully come before the meeting, hereby revoking any proxies as to said shares theretofore given by the shareholders and ratifying and confirm all that said attorneys and proxies may lawfully do by virtue thereof	N/A	N/A	N/A	0	16,566,442.726	46,654,345.025	205,181.886	0

Item 7.01 Regulation FD Disclosure.
     On December 7, 2010, the Company issued a press release announcing shareholder approval of the share reclassification and related matters described in Items 3.03 and 5.07.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Aaron’s, Inc. (filed as Exhibit 3.1 to the amendment to the Company’s Registration Statement on Form 8-A/A, Commission File No. 001-13941, filed with the Securities and Exchange Commission on December 10, 2010, which exhibit is by this reference incorporated herein).

99.1	Press Release of the Company dated December 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: December 10, 2010		Gilbert L. Danielson
Executive Vice President and Chief Financial Officer